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                                                                    EXHIBIT 10.1

                                 FIRST AMENDMENT
                                       TO
                   THIRD AMENDED AND RESTATED CREDIT AGREEMENT

         THIS FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT ("this First Amendment") is made and entered into as of the 19th day of January, 2005, by and among:

         (i)      ARGO-TECH CORPORATION, a Delaware corporation (the
                  "Borrower");

         (ii)     AT HOLDINGS CORPORATION, a Delaware corporation ("Holdings");

         (iii) THE FINANCIAL INSTITUTIONS as signatory lender parties hereto and their successors and assigns (collectively, the "Lenders", with each individually being a "Lender");

         (iv)     NATIONAL CITY BANK, as Administrative Agent and an Issuing
                  Bank; and

         (v) JPMORGAN CHASE BANK, as an Issuing Bank in respect of the Existing Letters of Credit (defined below).

                                    RECITALS:

         A The Borrower, Holdings, the Lenders, the Administrative Agent and the Issuing Banks are parties to that certain Third Amended and Restated Credit Agreement dated as of June 23, 2004 (the "Credit Agreement"), pursuant to which, inter alia, the Lenders agreed, subject to the terms and conditions thereof to make available to the Borrower Loans (as this and other capitalized terms used herein and not otherwise defined herein are defined in the Credit Agreement) and Letters of Credit.

         B. The Borrower has requested that the Lenders agree to certain amendments to the Credit Agreement.

         C. Subject to the terms and conditions of this First Amendment, the Lenders have agreed to such requests.


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                                   AGREEMENTS

         NOW, THEREFORE, in consideration of the foregoing Recitals and the mutual agreements hereinafter set forth, the Borrower, the Lenders, the Administrative Agent and the Issuing Banks hereby agree as follows:

         1. Amendments to Credit Agreement.

         A. The definition of "Issuing Bank" in Section 1.01 (Defined Terms) is amended and restated in its entirety to provide, respectively, as follows:

                           "Issuing Bank" means, (i) with respect to any Existing Letter of Credit, JPMorgan Chase Bank, in its capacity as issuer thereof and (ii) with respect to any Letter of Credit issued on and after the Third Restatement Effective Date, National City Bank, in its capacity as the issuer of Letters of Credit hereunder, and its successors in such capacity as provided in Section 2.04(i). The Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by an Affiliate of the Issuing Bank, by another Lender or by an Affiliate of another Lender, in which case the term "Issuing Bank" shall include any such Lender or Affiliate with respect to Letters of Credit issued by such Lender or Affiliate.

         B. Clause (i) of the third (and last) sentence of Section 2.04(b) (Notice of Issuance, Amendment, Renewal, Extension; Certain Conditions) is amended and restated in its entirety to provide as follows:

         (i) the LC Exposure shall not exceed $12,000,000,

         2. Effective Date; Conditions Precedent. The modifications to the Credit Agreement set forth in Paragraph 1, above, shall not be effective unless and until the date on which the Borrower has satisfied all of the following conditions precedent (such date of effectiveness being the "Effective Date"):

         A. On the Effective Date and after giving effect to the amendments contained herein (i) there shall exist no Default, and an authorized officer of the Borrower shall have delivered to the Administrative Agent written confirmation thereof dated as of the Effective Date, and (ii) the representations and warranties of the Borrower and Holdings under the Credit Agreement shall

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have been reaffirmed in writing as of the Effective Date, subject only to variances therefrom acceptable to the Lenders, the Administrative Agent and the Issuing Banks.

         B. The Borrower shall have delivered to the Administrative Agent a Certificate of its Secretary dated as of the Effective Date certifying that attached thereto is (i) a complete copy of resolutions adopted by the Board of Directors of the Borrower authorizing the execution, delivery and performance of this First Amendment and the agreements to be performed by the Borrower hereunder and (ii) a complete copy of any amendments to the Articles of Incorporation, Certificate of Incorporation, Code of Regulations or By-laws of the Borrower that became effective after the effective date of the Credit Agreement, each of which amendments, if any, shall be satisfactory to the Administrative Agent; and Holdings shall have delivered to the Administrative Agent a Certificate of its Secretary dated as of the Effective Date certifying that the resolutions of the Board of Directors of Holdings adopted June 4, 2004 in respect of the Credit Agreement and attached to the Loan Parties' Certificate dated June 23, 2004 are unmodified and in full force and effect, and that attached thereto is a complete copy of any amendments to the Articles of Incorporation, Certificate of Incorporation, Code of Regulations or By-laws of Holdings that became effective after the effective date of the Credit Agreement, each of which amendments, if any, shall be satisfactory to the Administrative Agent.

         C. The Subsidiary Loan Parties shall have executed and delivered the Joinder attached to this First Amendment.

         D. All legal matters incident to this First Amendment and the consummation of the transactions contemplated hereby shall be reasonably satisfactory to Squire, Sanders & Dempsey L.L.P., Cleveland, Ohio, special counsel to the Administrative Agent (the "Special Counsel").



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         E. The Agent, the Lenders and the Issuing Banks shall have received such other certificates, opinions and documents, in form and substance satisfactory to them, as they may reasonably request.

         3. Other Loan Documents. Any reference to the Credit Agreement in the other Loan Documents shall, from and after the Effective Date, be deemed to refer to the Credit Agreement, as modified by this First Amendment.

         4. Confirmation of Debt. The Borrower and Holdings hereby affirm all of their respective liabilities and obligations to the Lenders, the Administrative Agent and the Issuing Banks under the Credit Agreement and the other Loan Documents and that such liabilities and obligations are owed to the Lenders, the Administrative Agent and the Issuing Banks. The Borrower and Holdings further acknowledge and agree that as of the date hereof they have no claims, defenses or set-off rights against any of the Lenders, the Administrative Agent and the Issuing Banks of any nature whatsoever, whether sounding in tort, contract or otherwise; and there are no claims, defenses or set-offs to the enforcement by the Lenders, the Administrative Agent and the Issuing Banks of the liabilities and obligations of the Borrower to each of them under the Credit Agreement, the Revolving Credit Notes or the other Loan Documents.

         5. Lenders' and Agent's Expense. The Borrower agrees to reimburse the Lenders and the Administrative Agent promptly for their costs and expenses incurred in connection with this First Amendment and the transactions contemplated hereby, including, without limitation, the fees and expenses of the Special Counsel.

         6. No Other Modifications; Same Indebtedness. Except as expressly provided in this First Amendment, all of the terms and conditions of the Credit Agreement and the other Loan Documents remain unchanged and in full force and effect. The modifications effected by this


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First Amendment and by the other instruments contemplated hereby shall not be deemed to provide for or effect a repayment and re-advance of any of the Loans now outstanding, it being the intention of the Borrower, Holdings, the Lenders, the Administrative Agent and the Issuing Banks hereby that the indebtedness owing under the Credit Agreement, as amended by this First Amendment, be and hereby is the same Indebtedness as that owing under the Credit Agreement immediately prior to the effectiveness hereof.

         7. Governing Law; Binding Effect. This First Amendment shall be governed by and construed in accordance with the laws of the State of Ohio and shall be binding upon and inure to the benefit of the Borrower, Holdings, the Lenders, the Administrative Agent and the Issuing Banks and their respective successors and assigns.

         8. Counterparts. This First Amendment may be executed in separate counterparts, each of which shall be deemed to be an original, and all of which together shall be deemed a fully executed agreement.

            [No additional provisions are on this page; the page next
                       following is the signature page.]


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         IN WITNESS WHEREOF, the Borrower, Holdings, the Lenders, the
Administrative Agent and the Issuing Bank have hereunto set their hands as of the date first above written.

                                      AT HOLDINGS CORPORATION


                                      By  /s/ Frances S. St. Clair
                                          ------------------------
                                              Name:  Frances S. St. Clair
                                              Title: Vice President


                                      ARGO-TECH CORPORATION


                                      By  /s/ Frances S. St. Clair
                                          ------------------------
                                              Name:  Frances S. St.Clair
                                              Title: Executive Vice President
                                                     and Chief Financial Officer


                                      NATIONAL CITY BANK, as Administrative
                                      Agent, as Issuing Bank and as a Lender,


                                      By  /s/ Carrie C. Tate
                                          ------------------------
                                              Name:  Carrie C. Tate
                                              Title: Senior Vice President

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                                      JPMORGAN CHASE BANK, as Issuing Bank and
                                      as a Lender


                                      By  /s/ Matthew H. Massie
                                          ------------------------
                                              Name:  Matthew H. Massie
                                              Title: Managing Director


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                                      GENERAL ELECTRIC CAPITAL CORPORATION,
                                      as a Lender


                                      By  /s/ Kelly Stotler
                                          ------------------------
                                              Name:  Kelly Stotler
                                              Title: Duly Authorized Signatory



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                                      FIRSTMERIT BANK, N.A., as a Lender



                                      By  /s/ Trente L. Meteer
                                          ------------------------
                                              Name:  Trente L. Meteer
                                              Title: Senior Vice President



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                                     Joinder

         The undersigned Subsidiary Loan Parties join in the foregoing First Amendment as of the date first above written to confirm and agree that such First Amendment shall not affect their Indebtedness (as this and other capitalized terms used herein but not otherwise defined herein are defined in the Credit Agreement, as that term is defined in said Second Amendment) and other Obligations under and pursuant to their Subsidiary Guarantee Agreement of even date with the Credit Agreement, all of which Indebtedness and Obligations remain unmodified and in full force and effect. The undersigned Subsidiary Loan Parties further acknowledge and agree that as of the date hereof, none has any claims, defenses or set-off rights against any of the Lenders, the Administrative Agent or the Issuing Banks of any nature whatsoever, whether sounding in tort, contract or otherwise, and as of the date hereof has no claim, defense or set-off of any nature whatsoever to the enforcement by the Lenders, the Administrative Agent and the Issuing Banks of the full amount of all Indebtedness and other Obligations of the undersigned under and pursuant to their Subsidiary Guarantee Agreement.


                                ARGO-TECH CORPORATION (HBP)

                                By: /s/ Frances S. St. Clair
                                    ------------------------
                                Frances S. St. Clair, Vice President

                                ARGO-TECH CORPORATION (OEM)

                                By: /s/ Frances S. St. Clair
                                    ------------------------
                                Frances S. St. Clair, Vice President

                                ARGO-TECH CORPORATION (AFTERMARKET)

                                By: /s/ Frances S. St. Clair
                                    ------------------------
                                Frances S. St. Clair, Vice President

                                ARGO-TECH CORPORATION COSTA MESA

                                By: /s/ Frances S. St. Clair
                                    ------------------------
                                Frances S. St. Clair, Vice President

                                DURODYNE, INC.

                                By: /s/ Frances S. St. Clair
                                    ------------------------
                                Frances S. St. Clair, Vice President


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